AMENDMENT TO EMPLOYMENT AGREEMENT


This amendment is made and entered into as of the 19th day of September, 2000, by and between Racing Champions, Inc., an Illinois corporation, and Boyd L. Meyer. The parties wish to amend paragraphs 3 and 4 of the Employment Agreement made as of the 30th day of April, 1999, to the following-

'3.  Duties.  The  Employee  shall  serve as the Vice Chairman of the Company '
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'4.  Compensation.  As of July 1, 2000, the Employee shall receive a base salary
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of  $250,000  per  year, . . .'

In witness whereof, the parties have executed this amendment as of the date first above written, to be effective as of that date.

                              Racing  Champions,  Inc.

                              By  /s/  Robert  Dods
                                  -----------------
                                   Robert  Dods,  CEO  &  Chairman

                              By  /s/  Boyd  L.  Meyer
                                  --------------------
                                   Boyd  L.  Meyer